SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 14, 2002
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                              (Date filed with SEC)

                                December 28, 2001
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                        (Date of earliest event reported)


                              NETWORK COMMERCE INC.
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               (Exact Name of Registrant as Specified in Charter)

        Washington                000-26707             91-1628103
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(State or Other Jurisdiction  (Commission File No.)    (IRS Employer
   of Incorporation)                                  Identification No.)

           411 First Avenue South, Suite 200 North, Seattle, WA 98104
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 223-1996
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.           Acquisition or Disposition of Assets

         On December 28, 2001, Network Commerce Inc. ("Network Commerce") and Freemerchant.com, Inc. ("FreeMerchant") sold certain customer assets used in the operation of the Web site located at www.FreeMerchant.com to Digital River, Inc., a Delaware corporation, ("Digital River") pursuant to an Asset Purchase Agreement dated as of December 28, 2001, entered into among Network Commerce, Freemerchant and Digital River. The assets sold include the technology presently used to operate the Web site presently located at www.FreeMerchant.com (the "FreeMerchant Technology"), all software licenses presently required to operate and maintain the FreeMerchant Technology, all contracts by which Network Commerce provided services for FreeMerchant subscribers by use of the FreeMerchant Technology and the servers, computer equipment and other hardware presently required to operate and maintain the FreeMerchant Technology and the FreeMerchant.com Web site.

         Under the terms of the asset purchase agreement, Digital River acquired approximately 3,000 subscription-based customers from Network Commerce's FreeMerchant.com business in exchange for $875,000 in cash. The agreement does not include the acquisition of any Network Commerce personnel. In addition to the cash payment, $475,000 of which was paid at closing, the agreement provides Network Commerce an opportunity for an additional earn out based upon revenue generated from the acquired customer assets over the next ten months. The asset purchase agreement is filed as an exhibit to this report and is incorporated into this report by reference. This summary of the provisions of the asset purchase agreement is not complete, and you should refer to the exhibits for a copy of the actual asset purchase agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Information

         Not applicable.

         (b)      Pro Forma Financial Information

         Not applicable

         (c)      Exhibits

         10.1* Asset Purchase Agreement, dated as of December 28, 2001, among Network Commerce Inc., Freemerchant.com, Inc. and Digital River, Inc.

         10.2 Hosting Services Agreement, dated as of December 28, 2001, among Network Commerce Inc., Freemerchant.com, Inc. and Digital River, Inc.

* Portions of this Agreement are omitted pursuant to a Confidential Treatment Request under Rule 24-b2 of the Securities and Exchange Act of 1934.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NETWORK COMMERCE INC.


Dated:  January 14, 2002                 By    /s/ N. Scott Dickson
                                               N. Scott Dickson
                                               Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit Number       Description

    10.1 Asset Purchase Agreement, dated as of December 28, 2001, among Network Commerce Inc., Freemerchant.com, Inc. and Digital River, Inc.


    10.2 Hosting Services Agreement, dated as of December 28, 2001, among Network Commerce Inc., Freemerchant.com, Inc. and Digital River, Inc.